IMPACT SHARES TRUST I

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

Impact Shares Sustainable Development Goals Global Equity ETF

Ticker: SDGA – NYSE ARCA

(collectively, the “Funds”)

Supplement dated November 13, 2019 to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) for the Funds, each dated October 28, 2019, each as supplemented and amended from time to time.

This Supplement provides new and additional information regarding the above-captioned Funds. This Supplement should be read in conjunction with the above referenced documents.

The Board of Trustees of Impact Shares Trust I has approved a temporary reduction in the size of a creation unit from 50,000 shares to 25,000 shares for the period from November 12, 2019 through December 31, 2019 for each Fund. The size of a creation unit for a Fund may be changed from time to time in the future if determined to be in the best interests of a Fund by the President of the Fund.